EXHIBIT 32.1
ASSISTED LIVING CONCEPTS, INC.
CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350
In connection with the filing of the Quarterly Report of Assisted Living Concepts, Inc. (the “registrant”) on Form 10-Q for the quarter ended September 30, 2010, as filed with the Securities and Exchange Commission on the date hereof (the “report”), we, Laurie A. Bebo and John Buono, Chief Executive Officer and Chief Financial Officer, respectively, of the registrant, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to section 906 of the Sarbanes-Oxley Act of 2002, that, to our knowledge:
1.	The report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, and
2.	The information contained in the report fairly presents, in all material respects, the financial condition and results of operations of the registrant.

/s/ Laurie A. Bebo
Laurie A. Bebo
President and Chief Executive Officer November 4, 2010

/s/ John Buono
John Buono
Senior Vice President and Chief Financial Officer November 4, 2010